UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[  ]

Check the appropriate box:

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Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:

_____________________________________

(2)

Aggregate number of securities to which transaction applies:

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

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(2)

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(4)

Date Filed:

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BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO 80210

April 23, 2009

TO THE SHAREHOLDERS OF BIRNER

DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Thursday, June 4, 2009, at 10:00 a.m., Mountain Time, at the Company’s offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1)

To elect two Class III directors to our Board of Directors to hold office until the 2012 annual meeting of shareholders or until each director’s successor is duly elected and qualified.

(2)

To approve an amendment to increase the number of shares of our common stock available under our 2005 Equity Incentive Plan by 200,000 shares.

(3)

To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting.  Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded.  If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:

/s/ Frederic W. J. Birner

Name:

Frederic W.J. Birner

Title:

Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO 80210

____________________________________

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
TO BE HELD JUNE 4, 2009

____________________________________

TO OUR SHAREHOLDERS:

The 2009 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Thursday, June 4, 2009, at 10:00 a.m., Mountain Time, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1)

To elect two Class III directors to our Board of Directors to hold office until the 2012 annual meeting of shareholders or until each director’s successor is duly elected and qualified.

(2)

To approve an amendment to increase the number of shares of our common stock available under our 2005 Equity Incentive Plan by 200,000 shares.

(3)

To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 15, 2009 are entitled to notice of and to vote at the meeting.  You may view and or download the 2009 proxy statement and Form 10-K at www.edocumentview.com/BDMS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty

Name:

Dennis N. Genty

Title:

Chief Financial Officer, Secretary and Treasurer

Denver, Colorado

April 23, 2009

A PROXY CARD IS ENCLOSED.  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE.  NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO  80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held June 4, 2009

____________________________________

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2009 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, June 4, 2009, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof.  This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 23, 2009.

Our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement.  The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 4, 2009.

This proxy statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING SOLICITATION AND VOTING

Shareholders are being asked to elect two Class III Directors, approve an amendment to increase the number of shares of our common stock available for issuance under our 2005 Equity Incentive Plan from 425,000 to 625,000 shares, and act on any other matters that may properly come before the meeting or any adjournments thereof.  All voting rights are vested exclusively in the holders of our common stock.  Each share of common stock is entitled to one vote.  Cumulative voting in the election of directors is not permitted.  Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum.  On April 15, 2009, the record date for shareholders entitled to vote at the meeting, 1,855,249 shares of common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned to us prior to the meeting in the enclosed, postage prepaid, addressed envelope.  The common stock represented by each effective proxy will be voted at the meeting in accordance with the instructions on the proxy.  If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominees named on the proxy as Class III directors, FOR the approval to increase the number of shares of our common stock authorized under the 2005 Equity Incentive Plan from 425,000 to 625,000, and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to us, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Board of Directors.  The approval of the amendment to the 2005 Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.  With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action.  Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of the election of the Class III directors, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast.  Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class III directors, approval to increase the number of shares available for issuance under the 2005 Equity Incentive Plan or any other matter that may properly come before the meeting so long as a quorum is present.

We will pay the cost of soliciting proxies in the accompanying form.  We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders.  The estimated cost of such services is approximately $2,600 plus out-of-pocket expenses.  Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation.  Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE:  ELECTION OF TWO CLASS III DIRECTORS

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors.  The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Thomas D. Wolf and Paul E. Valuck, D.D.S.) whose terms will expire upon the election and qualification of directors at the 2010 annual meeting of shareholders.  Class II is made up of one director (Brooks G. O’Neil) whose term expires upon the election and qualification of a director at the 2011 annual meeting of shareholders.  Class III is made up of two directors (Frederic W.J. Birner and Mark A. Birner, D.D.S.) who are standing for re-election at the 2009 annual meeting of shareholders.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed those directors whose terms are expiring.  The powers and responsibilities of each class of directors are identical.  All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein.  Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named below.  If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion.  If elected, the nominees will hold office until the 2012 annual meeting of shareholders or until their successors are elected and qualified.

Class III Director Nominees

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as our Class III directors.

Class of Director	Name	Age	Director Since
Class III	Frederic W.J. Birner	51	1995
Class III	Mark A. Birner, D.D.S.	49	1995

Each of the director’s biographies is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office.  Shareholders are not voting on the election of any Class I or Class II directors this year.  The following table shows the names, ages and positions of each continuing director.  Each of the director’s biographies is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since

Class I	2010	Thomas D. Wolf	54	2004

Class I	2010	Paul E. Valuck, D.D.S.	52	2001

Class II	2011	Brooks G. O’Neil	52	2003

PROPOSAL TWO: INCREASE SHARES AVALABLE UNDER

2005 EQUITY INCENTIVE PLAN

Proposed Amendment

Our Board of Directors has determined that, in order to be able to provide additional incentive to our management and selected employees, it is in the best interests of our shareholders to increase the number of shares of common stock that we are authorized to issue pursuant to the exercise of options and other equity awards granted under the 2005 Equity Incentive Plan (the “2005 Plan”).

We are currently authorized to issue up to 425,000 shares of common stock under the 2005 Plan.  As of April 15, 2009, there were outstanding 60,000 shares of restricted common stock, 318,016 options to purchase common stock, and 11,086 options that have been exercised, leaving 35,898 shares available for future grants under the 2005 Plan.

At a meeting held on March 23, 2009, our Board of Directors resolved that, subject to approval by our shareholders at the 2009 Annual Meeting of Shareholders, the number of authorized shares under the 2005

Plan be increased by 200,000 shares.  The proposed amendment would increase the number of shares of common stock available under the 2005 Plan from 425,000 to 625,000 shares.

The purpose of the amendment is to ensure that we have a sufficient number of shares reserved under the 2005 Plan to accomplish its objective of providing equity incentives to selected employees, directors and consultants who are responsible for the conduct and management of our business or who are involved in endeavors significant to our success.  We believe that rewarding individuals in this fashion creates an increased interest in, and a greater concern for, our success on the part of the individuals.  Options and other awards under the 2005 Plan also help to attract and retain employees.

General

The 2005 Plan was adopted by the Board of Directors effective as of June 7, 2005.  The 2005 Plan has been ratified and approved by our shareholders.  An amendment to the 2005 Plan was approved by our shareholders on June 5, 2007 to increase the number of shares authorized under the 2005 Plan from 300,000 shares to 425,000 shares.  The following is a summary of the material features of the 2005 Plan.

The 2005 Plan provides for the grant of incentive stock options, restricted stock, restricted stock units and stock grants to employees (including officers and employee-directors) and non-statutory stock options to employees, directors and consultants.  There are approximately 30 participants in the 2005 Plan.  The Board of Directors or a committee appointed by and serving at the pleasure of the Board, consisting of not less than three directors, administers the 2005 Plan.  The Board or committee, whichever is appointed to administer the Plan, is called the “Committee.”  The Committee determines recipients and types of options to be granted, including the exercise price, the number of shares, the grant dates, and the exercisability thereof.  The Committee determines grants to our officers and directors.  The Committee has delegated to our Chief Executive Officer the authority to make grants to other non-executive employees.

Shares Available for Issuance

A maximum of 625,000 shares of common stock if the amendment to the 2005 Plan is approved, and 425,000 shares of common stock if the amendment to the 2005 Plan is not approved, are available for issuance upon the exercise of options and other awards granted under the 2005 Plan.  The number of shares available under the 2005 Plan, the number of shares subject to outstanding options or other awards, and the exercise price per share of such options and terms of other awards are subject to adjustment on account of stock dividends, stock splits, mergers, consolidations, recapitalizations, combinations or exchanges of stock, or other similar occurrences effecting a change in the outstanding shares without the receipt of additional consideration by us.  If any option or other award under the 2005 Plan terminates or expires, the shares allocable to the unexercised portion of the option or other award will again be available for issuance under the 2005 Plan.

Further Amendment and Termination

Our Board of Directors may at any time amend, suspend or terminate the 2005 Plan, except that no action by the Board may impair outstanding awards.  No amendment to the 2005 Plan may be made without shareholder approval that would increase the total number of shares under the 2005 Plan (except for any adjustments as described above for stock dividends and other events), reduce the minimum exercise price of options or materially modify the eligibility requirements.  Subject to the terms of the 2005 Plan, the Board may modify, extend or renew any outstanding option under the 2005 Plan, accept the surrender of outstanding options, and authorize the grant of substitute options.

Award Information

It is not possible at this time to determine future awards that will be made pursuant to the 2005 Plan, although we expect the Committee to consider making awards during 2009, and the Chief Executive Officer may make awards to newly hired or other non-executive employees.

Equity Compensation Plan Information

The following table sets forth information concerning options outstanding and available for grant as of December 31, 2008:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	466,516	$ 15.55	52,898

Equity compensation plans not approved by security holders	-	-	-

Total	466,516	$ 15.55	52,898
(1) Includes 145,500 outstanding options issued under prior plans. Currently, the only active equity compensation plan is the 2005 Plan.

Options are issued for a period of five to seven years and vest one of several different ways, including vesting at the rate of 33% each year for three years or vesting at the rate of 20% each year for five years, provided that, upon a sale of our company, all options automatically vest.

The Board of Directors unanimously recommends that the shareholders vote FOR the proposal to amend the 2005 Equity Incentive Plan to increase the common stock available under the 2005 Plan from 425,000 shares to 625,000 shares.  Proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the 2005 Equity Incentive Plan.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 4200(a) (15)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter.  Nominations for director are made by our independent directors.  The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis.  The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates.  Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors.  Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings.  Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board.  Because we are a small public company, we do not have a formal process for shareholders to send communications directly to our Board of Directors.  However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.  The Board believes that this approach has served the Board's and its shareholders' needs.  There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review.  Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings and Committees

The entire Board of Directors met five times during the year ended December 31, 2008.  Each director attended 100% of the Board of Directors meetings except for Brooks G. O’Neil, who attended four meetings. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time.  Frederic W.J. Birner and Mark A. Birner attended our 2008 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations.  The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman).  The Board of Directors has reviewed Nasdaq Rule 4200(a) (15) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that Rule.  The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations.  The Audit Committee met four times during the year ended December 31, 2008, and all members were present at each meeting except for Brooks G. O’Neil, who attended three meetings.

The primary responsibilities of the Audit Committee are to select, engage, approve fees for and oversee our independent registered public accounting firm and pre-approve all services to be performed by them.  Also the committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to the Company’s 2009 Proxy Statement.  We will provide to any person, without charge, upon request, a copy of the adopted charter for the Audit Committee by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 3801 East Florida Ave., Suite 508, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2008 were Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations.  The Compensation Committee met two times in 2008, and all members were present at each meeting.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers.  The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Plan and other employee benefit plans.  Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.  The Compensation Committee determines grants to our executive officers and directors.  The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees.  The Compensation Committee does not currently have a charter.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 61 (“SAS 61”).  In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence.  The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss the independence of their firm.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas D. Wolf (Chairman)

Brooks G. O’Neil

Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, President and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner.  We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission.  A copy of the Company’s code of conduct is available on our website at www.bdms-perfectteeth.com.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions.  However, all of our employees, officers and directors are required to comply with our code of conduct.  The code of conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions.  Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected.  Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the code of conduct, provided that with respect to the directors and any member of senior management, the Audit Committee of the Board of Directors was given prior notice of such transaction.  The rules in the code of conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

Mark A. Birner, D.D.S., our President and a director, owns 51 of our 61 professional corporations through which we conduct our business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2009 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our executive officers, and (iv) all executive officers and directors as a group.  Unless otherwise indicated, the address of each of the persons named below is our address, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)

Officers & Directors
Frederic W.J. Birner (3)	328,032	16.9%
Mark A. Birner, D.D.S. (4)	408,647	21.7%
Dennis N. Genty (5)	293,639	15.6%
Brooks G. O’Neil (6)	34,854	1.9%
Paul E. Valuck, D.D.S (7)	48,385	2.6%
Thomas D. Wolf (8)	57,487	3.1%

5% Owners
Lee Schlessman (9)	189,656	10.2%

All executive officers and directors (six persons) (10)	1,171,044	56.8%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 15, 2009 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Percentage of ownership for each beneficial owner is based on 1,855,249 shares of common stock outstanding at April 15, 2009 plus any options currently exercisable or exercisable within 60 days of April 15, 2009, computed separately for each beneficial owner using information provided in the following footnotes.

(3)

Includes 90,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.

(4)

Includes 26,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.

(5)

Includes 26,667 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.  Includes 119,386 shares of common stock owned by Mr. Genty’s wife.  Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6)

Includes 17,833 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.

(7)

Includes 17,833 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.

(8)

Includes 26,833 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2009.

(9)

The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202.

(10)

Includes 205,833 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of April 15, 2009.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

Directors and Executive Officers

The following table sets forth information concerning each of our directors and executive officers.  All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.  Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	51	Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.	49	President and Director
Dennis N. Genty	51	Chief Financial Officer, Secretary and Treasurer
Brooks G. O’Neil	52	Director
Paul E. Valuck, D.D.S.	52	Director
Thomas D. Wolf	54	Director

Business Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995.  Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is one of our founders and has served as President, and as a director, since our inception in May 1995.  Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995, and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O’Neil was appointed as a director on January 23, 2003 and was first elected by our shareholders at the 2005 Annual Meeting of Shareholders.  Mr. O’Neil rejoined Dougherty & Co. in October 2006 as a Senior Research Analyst covering areas of growth and change in health services.  He was employed by Dougherty & Co. as a Senior Research Analyst covering health care services from January 2004 until January 2006.  Mr. O'Neil was a Senior Research Analyst for health care services at Avondale Partners, LLC from January 2006 to October 2006.

Paul E. Valuck, D.D.S. was appointed as a director on April 10, 2001 and was first elected by our shareholders at the 2001 Annual Meeting of Shareholders.  Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director on June 8, 2004 and was first elected by our shareholders at the 2007 Annual Meeting of Shareholders.  Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security business, in December 1998 and is currently its Chief Executive Officer and Chief Financial Officer.

Summary Compensation

Executive Compensation for Years Ended December 31, 2008 and 2007

The following table summarizes, with respect to our Chief Executive Officer and each of our other executive officers (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2008 and 2007.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
				(1)	(2)	(3)

Frederic W.J. Birner
Chairman of the Board,
Chief Executive Officer and Director	2008	$ 350,000	$ 101,830	$ 108,933	$ -	$ -	$ 560,763
	2007	$ 320,000	$ 250,630	$ 35,968	$ 324,120	$ -	$ 930,718

Mark A. Birner, D.D.S.
President and Director	2008	$ 250,000	$ 76,372	$ 83,533	$ -	$ 3,750	$ 413,655
	2007	$ 230,000	$ 187,972	$ 35,968	$ -	$ 3,057	$ 456,997

Dennis N. Genty
Chief Financial Officer
Treasurer and Secretary	2008	$ 250,000	$ 76,372	$ 83,533	$ -	$ 6,000	$ 415,905
	2007	$ 230,000	$ 187,972	$ 35,968	$ -	$ 4,830	$ 458,770

(1)

Represents the dollar amount recognized for financial reporting purposes, in accordance with FAS 123R, relating to shares of Common Stock issued upon exercise of options that were granted on January 16, 2008 with an exercise price of $21.00 per share and options granted on November 28, 2005 with an exercise price of $19.37 per share.  The amounts shown reflects the total estimated compensation expense for financial reporting purposes under FAS 123(R), related to options granted to each named executive officer during 2008, 2007 and prior years.  The amounts do not reflect amounts paid to or realized by the named executive officers.  The assumptions used when calculating the cost of the option awards are set forth in Note 7, ‘Stock-Based Compensation Plans” to our Consolidated financial Statements included in Item 8, “Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)

Represents the dollar amount recognized for financial reporting purposes, relating to shares of Restricted Stock granted on July 1, 2005.  All expenses related to this award of Restricted Stock were recognized as of December 31, 2007.  A discussion of the cost for the Restricted Stock award is located in our Annual Report on Form 10-K for the year ended December 31, 2005.

(3)

All other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account.

Base Salary and Bonuses.   The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis.  Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.  On March 23, 2009, the Compensation Committee met and approved an increase in base salary effective January 1, 2009 for Mr. Frederic W.J. Birner from $350,000 to $400,000, for Dr. Mark A. Birner, from $250,000 to $275,000, and for Mr. Dennis N. Genty from $250,000 to $275,000.

Grant of Plan Based Awards

In January 2008, the Compensation Committee granted options to purchase an aggregate 70,000 shares of common stock to the Named Executive Officers.

Named Executive Officer	Options Granted
Frederic W. J. Birner	30,000
Mark A. Birner, D.D.S	20,000
Dennis N. Genty	20,000
Total Options Granted	70,000

Outstanding Equity Awards at December 31, 2008

The following table contains information regarding options outstanding and restricted stock not vested with respect to the Named Executive Officers during 2008.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	(1) (2)	(3)
Frederic W.J. Birner
Chairman of the Board,	60,000	-	$ 9.75	1/24/2010	-	$ -
Chief Executive Officer	20,000	-	$ 19.37	11/28/2010	-	-
and Director	-	30,000	$ 21.00	1/16/2015	-	-

Mark A. Birner, D.D.S.
President	20,000	-	$ 19.37	11/28/2010	-	$ -
and Director	-	20,000	$ 21.00	1/16/2015	-	-

Dennis N. Genty
Chief Financial Officer	20,000	-	$ 19.37	11/28/2010	-	$ -
Treasurer and Secretary	-	20,000	$ 21.00	1/16/2015	-	-

(1)

Options to purchase 60,000 shares of common stock were granted on January 24, 2005 and became fully vested on March 31, 2005.

(2)

Options to purchase 20,000 shares of common stock were granted on November 28, 2005 to each of the Named Executive Officers and became fully vested on November 28, 2008.

(3)

Options to purchase 70,000 shares of our common stock were granted on January 16, 2008.  10,000 option shares granted to Mr. Frederic W.J. Birner vested on January 16, 2009, 10,000 will vest on January 16, 2010, and 10,000 will vest on January 16, 2011.  For Mr. Mark A. Birner, D.D.S and Mr. Dennis N. Genty, 6,667 option shares vested on January 16, 2009, 6,666 will vest on January 16, 2010, and 6,667 will vest on January 16, 2011.

Payments upon Change in Control

Upon a change in control of our company, as defined in the 2005 Plan, all outstanding options and restricted stock automatically vest.

DIRECTOR COMPENSATION

Directors who are our full-time employees receive no compensation for serving as directors.  In 2008, Non-employee directors were paid: 1) a $2,500 per calendar quarter retainer, 2) $1,000 per Board of Directors meeting attended in person, 3) $750 per Board of Directors meeting attended by telephone, 4) $200 per quarterly Audit Committee meeting, 5) $1,000 per annual Audit Committee meeting and 6) $1,000 quarterly retainer for the Chairman of the Audit Committee.

Non-Employee Director Compensation for Year Ended December 31, 2008

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2008.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total

Brooks G. O'Neil	$ 13,600	$ 24,388	$ 37,988

Paul E. Valuck, D.D.S.	$ 15,600	$ 24,388	$ 39,988

Thomas D. Wolf	$ 19,600	$ 28,595	$ 48,195

(1)

 As of December 31, 2008, the non-employee directors had the following outstanding stock options: Mr. O’Neil, 22,000 options; Mr. Valuck, 22,000 options; Mr. Wolf, 32,000 options.

On March 23, 2009, the Board of Directors were granted options to purchase an aggregate 14,000 shares of common stock to the named Board of Directors.

Options
Named Board of Director	Granted
Brooks G. O’Neil	4,000
Paul E. Valuck, D.D.S.	4,000
Thomas D. Wolf	6,000
Total Options Granted	14,000

On March 23, 2009, the Board of Directors met and approved an increase in compensation for serving as a non-employee director effective January 1, 2009.  Non-employee directors will be paid: 1) a $5,000 per calendar quarter retainer, 2) $200 per quarterly Audit Committee meeting, 3) $1,000 per annual Audit Committee meeting and 4) $2,000 quarterly retainer for the Chairman of the Audit Committee.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein & Associates LLP (“Hein”) has acted as our independent registered public accounting firm since November 2001.  We expect that representatives of Hein will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire.  These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm.  The fees shown below for 2008 and 2007 were approved in advance by the Audit Committee.

Hein was selected by the Audit Committee to perform the audit function for 2008.  No independent registered public accounting firm has been selected to perform the audit function for 2009.  It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2009.

Audit Fees

For the year ended December 31, 2008, Hein billed us $70,350 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2008.

For the year ended December 31, 2007, Hein billed us $75,725 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2007.

Audit Related Fees

For the year ended December 31, 2008, Hein billed us $13,570 for audit related professional services.  These fees related to the audit of the 401(k) retirement savings plan.

For the year ended December 31, 2007, Hein billed us $10,500 for audit related professional services.  These fees related to the audit of the 401(k) retirement savings plan.

Tax Fees

None.

All Other Fees

None

SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares.  To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports were filed on a timely basis except a Form 4 for Mr. Thomas D. Wolf relating to an option exercise.

SHAREHOLDER PROPOSALS

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2010 annual meeting of shareholders on or before December 24, 2009.

2008 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS.  SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.BDMS-PERFECTTEETH.COM.  WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting.  If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty

Dennis N. Genty

Chief Financial Officer, Secretary and Treasurer

Denver, Colorado

April 23, 2009

Appendix A

BIRNER DENTAL MANAGEMENT SERVICES, INC.

AUDIT COMMITTEE CHARTER

Purpose

          The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the Company’s financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent auditor’s qualifications and independence, (4) the performance of the independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

          The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

          The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market and applicable laws and regulations.

          The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

          The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall approve all audit engagement fees and terms and pre-approve all significant non-audit engagements with the independent auditors. The Audit Committee shall have oversight of the work of the independent auditors for the Company. The Audit Committee shall consult with management but shall not delegate these responsibilities.

          The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

          The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee or at least its chair should meet with management and, if it deems necessary, the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

          The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

          The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management, and if it deems necessary the independent auditor, the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.	Discuss with management the Company’s earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor or management.

b)	Review other material written communications between the independent auditor and the management of the Company, including the management letter provided by the independent auditor, the Company’s response to that letter and any schedule of unadjusted differences.

          Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements between management and the independent auditor.

Oversight of the Company’s Relationship with the Independent Auditor

8.	Review the experience and qualifications of the senior members of the independent auditor team.

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

10.	The Audit Committee shall receive from the independent auditor a written statement delineating all relationships between such auditor and the Company, consistent with Independent Standards Board Standard 1. The Audit Committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditor.

11.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

12.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

14.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been violated.

15.	Approve or reject all related party transactions.

16.	Review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

17.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

18.	Discuss with the Company’s principal outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies, including corporate securities trading policies.

19.	Establish and oversee the process for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

20.	Establish and oversee the process for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Birner Dental
Management Services, Inc.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Class III Directors: 01 - Frederic W. J. Birner 02 - Mark A. Birner, D.D.S.

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. Authorization to increase the number of shares of Common Stock available under the 2005 Equity Incentive Plan from 425,000 to 625,000 shares.	☐	☐	☐

3. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 2 1 6 0 8 2

<STOCK#> 01 2025

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Birner Dental Management Services, Inc.

To be held June 4, 2009

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, June 4, 2009, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes stated on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE'S FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" AUTHORIZATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE 2005 EQUITY INCENTIVE PLAN FROM 425,000 TO 625,000 SHARES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.